UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

LIPOCINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March ___, 2023

Dear Stockholder:

You are cordially invited to attend Lipocine Inc.’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 10, 2023. The meeting will be held at Lipocine’s offices located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108 at 10:00 a.m. Mountain Daylight Time. The formal meeting notice and Proxy Statement for the Annual Meeting are attached.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. One of the proposals on which stockholders will be voting requires the approval of the holders of a majority of our outstanding shares. Therefore, we urge you to vote as promptly as possible. Returning your completed proxy card or voting via the instructions provided on your proxy card will ensure your representation at the Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Mahesh V. Patel, Ph.D.

President and Chief Executive Officer

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 10, 2023

TO THE STOCKHOLDERS OF LIPOCINE INC.:

On behalf of the Board of Directors of Lipocine Inc., a Delaware corporation (“Lipocine” or the “Company”), Lipocine is pleased to deliver the accompanying Proxy Statement in connection with the annual meeting of stockholders of Lipocine (“Annual Meeting”) which will be held on May 10, 2023, at 10:00 a.m. Mountain Daylight Time, at the offices of Lipocine, located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders (the “Notice”):

1.	To elect six (6) directors to our Board of Directors, to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of Tanner LLC as the independent registered public accounting firm of Lipocine for the year ending December 31, 2023;

3.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders;

5.	To approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals; and
6.	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

The proposals are described in more detail in this Proxy Statement, which Lipocine encourages you to read carefully and in its entirety before voting. The Proxy Statement, this Notice and the accompanying form of proxy, along with our annual report on Form 10-K for the year ended December 31, 2022, are first being mailed to stockholders of the Company on or about March 28, 2023.

Only stockholders of record at the close of business on March 24, 2023 are entitled to receive notice of and, except with respect to any shares of Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), of the Company or fractions thereof automatically redeemed in the Initial Redemption (as defined below), to vote at the Annual Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to vote as promptly as possible in accordance with the instructions provided on your proxy card, or sign, date and promptly return the proxy card. To ensure that all your shares are voted, please vote once for each proxy card you receive.

You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Your vote is important. Proposal 4 requires the approval of the holders of a majority of our outstanding common stock. Accordingly, we urge you to vote promptly, which may save us the expense and effort of additional solicitation. As a result of the dividend of the shares of Series B Preferred Stock declared on March 24, 2023, each holder of shares of our common stock also holds a number of one one-thousandth of a share of our Series B Preferred Stock equal to the whole number of shares of common stock held by such holder. Because any one one-thousandth of a share of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed as of such time (the “Initial Redemption”), if you fail to submit a proxy to vote your shares or attend the Annual Meeting in order to do so, your shares of Series B Preferred Stock will be redeemed immediately prior to the opening of the polls at the Annual Meeting and will not be entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 10, 2023: This notice of annual meeting of stockholders, the Proxy Statement, and our Annual Report on Form 10-K for 2022 are available at https://materials.proxyvote.com/53630X.

Sincerely,

Mahesh V. Patel, Ph.D.

President and Chief Executive Officer

Salt Lake City, Utah

March ___, 2023

YOUR VOTE IS VERY IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, WE URGE YOU TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Lipocine Inc., a Delaware corporation, to be used at its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), and which will be held at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m. Mountain Daylight Time on May 10, 2023, and at any adjournments or postponements thereof. Directions to the Annual Meeting may be obtained by calling (801) 994-7383, for stockholders who plan to attend the Annual Meeting in person.

The Notice of Annual Meeting of Stockholders (this “Notice”), this Proxy Statement and the enclosed proxy card are first being sent or given to our stockholders on or about March 28, 2023, along with our Annual Report for the fiscal year ended December 31, 2022 (the “Annual Report”). We will bear the cost of the solicitation of proxies. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Only stockholders of record at the close of business on March 24, 2023 (the “Record Date”) are entitled to receive notice of and, except with respect to any shares of Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), of the Company or fractions thereof automatically redeemed in the Initial Redemption (as defined below), to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 88,510,791 shares of common stock outstanding, 88,511 shares of preferred stock outstanding and approximately 95 stockholders of record according to information provided by our transfer agent.

As a result of the dividend of the shares of Series B Preferred Stock declared on March 24, 2023, each holder of shares of our common stock also holds a number of one one-thousandth of a share of our Series B Preferred Stock equal to the whole number of shares of common stock held by such holder. Because any one one-thousandth of a share of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed as of such time (the “Initial Redemption”), if you fail to submit a proxy to vote your shares or attend the Annual Meeting in order to do so, your shares of Series B Preferred Stock will be redeemed immediately prior to the opening of the polls at the Annual Meeting and will not be entitled to vote at the Annual Meeting.

We will provide without charge to any person from whom a Proxy is solicited by the Board of Directors, upon the written request of such person, a copy of our 2022 Annual Report on Form 10-K, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, Attention: Stephanie Sorensen.

References to the “Company,” “Lipocine,” “our,” “us” or “we” mean Lipocine Inc.

TABLE OF CONTENTS

Page
ANNUAL MEETING OF STOCKHOLDERS	2
VOTING AND RELATED MATTERS	6
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	9
cORPORATE GOVERNANCE	12
dIRECTOR COMPENSATION	15
PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF TANNER LLC	16
PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGMENT	19
EXECUTIVE COMPENSATION	20
PROPOSAL NO. 4 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT A RATIO NOT LESS THAN 1-FOR-5 AND NOT GREATER THAN 1-FOR-20, WITH THE EXACT RATIO TO BE SET WITHIN THAT RANGE AT THE DISCRETION OF OUR BOARD OF DIRECTORS WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS	28
PROPOSAL NO. 5 - ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT VOTES IN FAVOR OF THE FOREGOING PROPOSALS	36
OTHER MATTERS	36
APPENDIX I	38

ANNUAL MEETING OF STOCKHOLDERS

We have sent you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders to be held on Wednesday, May 10, 2023 at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m., Mountain Daylight Time, and at any adjournments or postponements thereof.

●	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

●	The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

Information About the Annual Meeting

Why am I receiving these materials?

The purposes of the Annual Meeting are:

1.	To elect six (6) directors to our Board of Directors, to serve until the next annual meeting and until their successors are duly elected and qualified;
2.	To ratify the appointment of Tanner LLC as the independent registered public accounting firm of Lipocine for the year ending December 31, 2023;

3.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split at a ratio of not less than 1-for-5 and not greater than 1-for-20 (the “Reverse Stock Split”), with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

5.	To approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals (the “Adjournment Proposal”); and

To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

You are receiving this Proxy Statement as a stockholder of the Company as of the Record Date, March 24, 2023, for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you vote promptly.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3, 4, AND 5.

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Mountain Daylight Time, on Wednesday, May 10, 2023.

Where is the Annual Meeting?

The Annual Meeting will be held at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

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Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All stockholders must check in at the registration desk at the Annual Meeting.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. The presence at the Annual Meeting, in person or by proxy duly authorized, of the holders of one-third of the outstanding shares of common stock entitled to vote as of the Record Date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Annual Meeting for purposes of calculating whether a quorum is present. On the Record Date, there were 88,510,791 shares of our common stock outstanding.

What are the recommendations of the Board?

The Board’s recommendations are set forth below.

1.	FOR the election of each Board nominee;

2.	FOR the ratification of the appointment of Tanner LLC as our independent registered public accounting firm for the year ending December 31, 2023;

3.	FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	FOR the approval to amend the Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders; and

5.	FOR the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals

If you submit a valid proxy, the persons named as proxy holders will vote your shares as you instruct and, in the absence of any instructions, in accordance with the recommendations of the Board. The proxy holders will vote in their own discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

Information About Voting

Who can vote at the Annual Meeting?

Only stockholders of record as of the Record Date, are entitled to receive notice of the Annual Meeting and, except with respect to any shares of Series B Preferred Stock of the Company or fractions thereof automatically redeemed in the Initial Redemption, to vote the shares of capital stock of the Company that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon. Notwithstanding the foregoing, holders of our outstanding shares of Series B Preferred Stock will only be entitled to vote such shares on Proposals 4 and 5 and will only be able to vote such shares of Series B Preferred Stock on such proposals to the extent that such shares have not been automatically redeemed in the Initial Redemption as described below.

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How many votes are allocated to each share of common stock and each share of Series B Preferred Stock?

Each share of our common stock outstanding as of the Record Date is entitled to one vote per share on all matters properly brought before our annual meeting. As previously announced on March 10, 2023, the Board declared a dividend of one one-thousandth of a share of Series B Preferred Stock for each outstanding share of common stock to stockholders of record of common stock as of 5:00 p.m. Eastern Time on March 24, 2023. The holders of Series B Preferred Stock have 1,000,000 votes per whole share of Series B Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series B Preferred Stock) and are entitled to vote with the common stock, together as a single class, on the Reverse Stock Split Proposal and the Adjournment Proposal, but are not otherwise entitled to vote on the other proposals to be presented at the Annual Meeting. Notwithstanding the foregoing, each share of Series B Preferred Stock redeemed pursuant to the Initial Redemption will have no voting power with respect to the Reverse Stock Split Proposal, the Adjournment Proposal, or any other matter. When a holder of common stock submits a vote or proxy with respect to the voting on the Reverse Stock Split Proposal or the Adjournment Proposal, the corresponding number of fractional shares of Series B Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series B Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of common stock.

All shares of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed as of the Initial Redemption. Any outstanding shares of Series B Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) upon the effectiveness of the amendment to the Certificate of Incorporation to effect the Reverse Split.

What are the voting rights of the holders of the common stock?

Holders of our common stock will vote on all matters to be acted upon by the stockholders at the Annual Meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Annual Meeting.

How do I vote?

You may attend the Annual Meeting and vote in person. You may submit your proxy by mail, telephone, or the Internet. If you are submitting your proxy by mail, you should complete, sign, and date your proxy card and return it in the envelope provided. Sign your name exactly as it appears on the proxy card. If you plan to vote by telephone or the Internet, voting instructions are printed on your proxy card. If you provide specific voting instructions, your shares will be voted as you have instructed. Proxy cards submitted by mail must be received by our voting tabulator no later than May 9, 2023, to be voted at the Annual Meeting. Please note that by casting your vote by proxy you are authorizing the individuals named as proxy holders to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

If you hold shares of our common stock in street name, you should follow the instructions in your proxy card or your broker’s instructions to vote your shares. In these cases, you may vote by Internet or mail, as applicable. You may vote shares held through your broker in person at the Annual Meeting only if you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.

When a holder of common stock submits a vote or proxy with respect to the voting on the Reverse Stock Split Proposal or the Adjournment Proposal, the corresponding number of fractional shares of Series B Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series B Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of common stock.

Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential except in certain circumstances where it is important to protect the interests of Lipocine and its stockholders.

What happens if I do not vote my shares?

If you are a stockholder of record and you do not vote by proxy card, by telephone or the Internet, or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting. All shares of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed as of such time of the Initial Redemption. Each share of Series B Preferred Stock redeemed pursuant to the Initial Redemption will have no voting power with respect to the Reverse Stock Split Proposal, the Adjournment Proposal, or any other matter.

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If you hold shares of our common stock in street name and you do not direct your broker or nominee how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the New York Stock Exchange, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1 and 3. We believe that Proposals 2, 4, and 5 are routine matters on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

Can I change my vote after I vote or return my proxy card?

Yes. Even after you have voted or submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of Lipocine. You may also change your vote at any time before the proxy is exercised by either casting a new vote by phone or over the Internet, or sending a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy. For information regarding how to vote in person, see “How do I vote?” above.

What vote is required to approve each proposal?

Proposal No. 1, the election of six directors to our Board, will require approval of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, meaning that the nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected, provided a quorum is present in person or by proxy. As a result, the six director nominees receiving the most “for” votes at the Annual Meeting will be elected. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board.

Proposal Nos. 2, 3, and 5 will be decided by the affirmative vote of the majority of shares of common stock that are present or represented by proxy and entitled to vote at the Annual Meeting.

Proposal No. 4, the approval to amend our Certificate of Incorporation to effect the Reverse Stock Split, requires the affirmative vote of holders of a majority in voting power of the issued and outstanding shares of common stock and Series B Preferred Stock entitled to vote on the Reverse Stock Split Proposal, voting together as a single class. When a holder of common stock submits a vote or proxy with respect to the voting on the Reverse Stock Split Proposal or the Adjournment Proposal, the corresponding number of fractional shares of Series B Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series B Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of common stock.

A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal Nos. 2, 3, 4 and 5.

What is a broker non-vote?

A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of our auditors and the approval of the proposed amendment to our certificate of incorporation. Non-routine matters include matters such as the election of directors and the approval of, and amendments to, stock plans. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business.

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Who can help answer my other questions?

If you have more questions about the Annual Meeting or require assistance in submitting your proxy or voting your shares, please contact Krista Fogarty, our Principal Accounting Officer, at 1-801-534-6951 or by email at kf@lipocine.com. If your broker, dealer, commercial bank, trust company or other nominee holds your shares, you should also call your broker, dealer, commercial bank, trust company or other nominee for additional information.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Lipocine, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Lipocine common stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

You may vote over the Internet, by mail or in person at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting by Telephone or over the Internet. Lipocine has established telephone and Internet voting procedures for registered shareholders. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded.

You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

You may also vote your shares over the Internet by following the Internet voting instructions printed on your proxy card. Please have your notice, proxy card or electronic notification handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for registered stockholders will be available until 11:59 p.m. Eastern Time on May 9, 2023. If you vote by telephone or via the Internet, you do not need to return a proxy card.

If you hold shares of common stock in street name, the availability of telephone and Internet voting will depend on the voting processes of your broker, bank or other holder of record. We, therefore, recommend that you follow the voting instructions in the materials you receive.

Voting by Mail. You may vote by mail by completing, signing, and dating your proxy card and returning it to us on or prior to May 9, 2023 (proxy cards received after May 9, 2023 (i.e., on or after the Annual Meeting date) will not be counted). Please promptly mail your proxy card to ensure that it is received prior to the deadline.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Series B Preferred Stock

The holders of Series B Preferred Stock have 1,000,000 votes per whole share of Series B Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series B Preferred Stock) and are entitled to vote with the common stock, together as a single class, on the Reverse Stock Split Proposal and the Adjournment Proposal, but are not otherwise entitled to vote on the other proposals to be presented at the Annual Meeting. Notwithstanding the foregoing, each share of Series B Preferred Stock redeemed pursuant to the Initial Redemption will have no voting power with respect to the Reverse Stock Split Proposal, the Adjournment Proposal, or any other matter. When a holder of common stock submits a vote or proxy with respect to the voting on the Reverse Stock Split Proposal or the Adjournment Proposal, the corresponding number of fractional shares of Series B Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series B Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of common stock.

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Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

●	provide written notice of the revocation to our Principal Accounting Officer at our principal executive office, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108; or

●	attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date, are entitled to receive notice and vote at the meeting. On the Record Date, there were 88,510,791 issued and outstanding shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on the Record Date on all matters to be voted on at the meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person or by proxy duly authorized, of the holders of one-third of the outstanding shares of common stock entitled to vote as of the Record Date constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

(1)	For Proposal No. 1 a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect Board nominees;

(2)	Proposal Nos. 2, 3, and 5 require the affirmative vote of a majority of the shares of common stock that are present or represented by proxy and entitled to vote at the Annual Meeting. A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal Nos. 2, 3, and 5; and

(3)	Proposal No. 4 requires the affirmative vote of a majority in voting power of the issued and outstanding shares of common stock and Series B Preferred Stock entitled to vote on the Reverse Stock Split Proposal, voting together as a single class. A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 4. When a holder of common stock submits a vote or proxy with respect to the voting on the Reverse Stock Split Proposal or the Adjournment Proposal, the corresponding number of fractional shares of Series B Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series B Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of common stock.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposal 1, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the vote. With regard to Proposals 2, 3, 4, and 5, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes. Because we believe that Proposals 2, 4, and 5, are routine matters, we do not expect any broker non-votes with respect to Proposals 2, 4, and 5. For Proposal 3, broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other non-routine matters as determined by the New York Stock Exchange. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf.

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Voting of Proxies

When a vote is properly cast via proxy card, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“FOR” the election of each Board nominee set forth in this Proxy Statement;

(2)	“FOR” the ratification of the Audit Committee’s appointment of Tanner LLC as our independent registered accounting firm for the year ending December 31, 2023;

(3)	“FOR” the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

(4)	“FOR” the approval of an amendment to the Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders;

(5)	“FOR” the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals; and

(6)	at the discretion of your proxy holder, on any other matter that may be properly brought before the Annual Meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Householding of Proxy Materials

We are sending only one copy of these materials to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate copy of these materials in the future, you may contact our Principal Accounting Officer at (801) 534-6951, by email at kf@lipocine.com or write to Krista Fogarty at Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. If you are receiving multiple copies of these materials, you may request householding by contacting the Principal Accounting Officer in the same manner.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers, or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support for a services fee and the reimbursement of customary disbursements, which aggregate amount is not expected to exceed $75,000 in total.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 10, 2023: The Notice of Annual Meeting of Stockholders, this Proxy Statement, and our Annual Report on Form 10-K for 2022 are available at https://materials.proxyvote.com/53630X.

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PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Overview

There are currently six members of our Board. The terms of all of our directors are scheduled to expire at the 2023 Annual Meeting of Stockholders, at which time the incumbents will stand for re-election. The six director nominees, if elected, will serve a one-year term until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees

The Board has nominated the following individuals to serve on the Board of Directors.

●	Dr. Mahesh V. Patel, Ph.D.

●	Jeffrey A. Fink, M.B.A.

●	John W. Higuchi, M.B.A.

●	Dr. Jill M. Jene, Ph.D., M.B.A.

●	Dr. Richard Dana Ono, Ph.D.

●	Dr. Spyros Papapetropoulos, M.D., Ph.D.

Nominees

Information with respect to the number of shares of common stock beneficially owned by each director as of February 28, 2023, appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management”. The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

Name	Age	Position(s)	Director Since
Dr. Mahesh V. Patel, Ph.D.*	66	President, Chief Executive Officer and Director	1997
Jeffrey A. Fink, M.B.A.*+ †	65	Director	2014
John W. Higuchi, M.B.A.*	55	Director	2003
Dr. Jill M. Jene, Ph.D., M.B.A.*+	50	Director	2022
Dr. Richard Dana Ono, Ph.D.*+†	70	Director	2014
Dr. Spyros Papapetropoulos, M.D., Ph.D.*†	50	Lead Independent Director and Chairman of the Board	2022

*	Nominee for election to Board
+	Member of the Audit Committee
†	Member of the Compensation Committee

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Business Experience of Nominees

Mahesh V. Patel, Ph.D. has served as our President and Chief Executive Officer and as a member of our Board of Directors since 1997. Dr. Patel has more than 30 years of experience in strategic planning, technology assessment/development, technical management and product research and development in the area of drug discovery support, drug delivery and product line extensions. Prior to co-founding Lipocine in 1997, he led drug delivery research and development at Pharmacia and Upjohn. Dr. Patel received a B.Pharm from Karnataka University in India, a M.S. in Physical Pharmacy at the University of Cincinnati and a Ph.D. in Pharmaceutics from the University of Utah. We believe Dr. Patel’s dual role as an executive officer and director gives him unique insights into the day-to-day operations of our company and our strategic planning and clinical development.

Jeffrey A. Fink, M.B.A., has served as a member of our Board of Directors since January 2014 and has over 20 years of finance and strategy experience within the life science and healthcare industry. Mr. Fink is currently the managing director of Gambel Oaks Advisors, a strategic and financial advisory firm dedicated to the life sciences and allied industries, where he has worked since 2010. Mr. Fink spent over twenty years in the investment banking industry advising life science clients in the U.S. and Europe on the full range of financing and strategic advisory assignments. He was head of Healthcare Investment Banking for Robert W. Baird & Co. in Chicago until he retired in 2007, and prior to that was a partner in the Healthcare Group at Dresdner Kleinwort Wasserstein (the successor firm to Wasserstein Perella) and head of Mergers and Acquisitions for Prudential Vector Healthcare, a dedicated biotechnology and life sciences investment bank. Mr. Fink received a BA in Economics, cum laude, from Kalamazoo College and holds an MBA in finance, with distinction, from the University of Michigan. We believe that Mr. Fink’s knowledge of accounting and finance and his extensive experience in the life science industry greatly benefits the Board.

John W. Higuchi, M.B.A. has served as a member of our Board of Directors since 2003. Mr. Higuchi served as Chief Executive Officer of Aciont Inc., an ocular therapeutics company in Utah from 2003 to 2022. Mr. Higuchi also is a co-founder and serves on the Board of Directors on Spriaso, LLC, a specialty pharmaceutical company in Utah. From 1997 to 2003, Mr. Higuchi served as our Vice President of Business Development and Corporate Treasurer. Mr. Higuchi received a B.S. in Chemistry from Hope College and an M.B.A. and Master of Science in Information Systems from The George Washington University. We believe that Mr. Higuchi’s business development and management experience in the therapeutics industry, together with his significant knowledge of our Company obtained while serving as a director of our Company, greatly benefits our Board of Directors.

Dr. Richard Dana Ono, Ph.D. has served as a director of the Company since January 2014 and has over 35 years of experience managing public and private life science companies as well as venture capital. Since 2013, he has been an executive-in-residence to several universities in the United States advising their licensing offices in spin-outs and new company formation from promising technologies. Throughout his career, he has been engaged in strategic planning, product management, technology acquisition, and commercial development of life science start-ups and has been involved in a number of pioneering milestones in biotechnology. Dr. Ono has founded several biotech companies in the U.S. Dr. Ono is a founding director of the Massachusetts Biotechnology Council, Inc. (MassBio) and served on the Board of Trustees of the Marine Biological Laboratory in Woods Hole, Massachusetts. He is a Fellow of the Linnean Society of London and a National Member of the Explorers Club. Dr. Ono received his AB in Earth & Planetary Sciences from The Johns Hopkins University and his AM and Ph.D in Biology from Harvard University, where he also completed a program in business administration. We believe that Dr. Ono’s extensive experience with life science companies at each phase of development greatly benefits the Board of Directors.

Dr. Jill Jene, Ph.D., M.B.A., has served as a director of the Company since April 2022 and brings more than 20 years of biopharmaceutical strategy, leadership and deal making experience to the Company’s Board of Directors. Dr. Jene has amassed a deal sheet of over $6 billion of closed transactions and she is currently the Founder and Principal of Jene Advisors, a biopharmaceutical advisory firm, a position she has held since November 2021. Dr. Jene was the Vice President and Head of Corporate Development, Strategy, Portfolio Planning and Alliance Management at Adamas from August 2020, until the company was sold to Supernus in November of 2021. Before joining Adamas, Dr. Jene was Vice President of Business Development for PDL from May 2018 to August 2020, a publicly traded biotechnology company where she was responsible for executing deal-making to maximize value for shareholders. Before PDL, Dr. Jene led Business Development at twoXAR from May 2017 to May 2018, where she led deal-making, resulting in closing 6 new partnerships and securing Series A funding from Softbank and A16z. Prior to twoXAR, Dr. Jene was at Depomed (now Assertio) from April 2006 to May 2017, where she led over 36 transactions including licensing and M&A deals including acquiring 4 commercial franchises. Earlier in her career, she held positions of increasing responsibility at Baxter International, the 3M Company (Pharmaceutical Division now part of Valeant) and Cell Genesys (acquired by Biosante). Dr. Jene earned a BS from Bradley University, a MS and PhD in Chemistry from Northwestern University, and an MBA in strategic management from DePaul University. We believe that Dr. Jene’s extensive experience in biopharmaceutical business greatly benefits our Board of Directors.

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Dr. Spyros Papapetropoulos, M.D., Ph.D. has served as a director of the Company since April 2022, and Chairman of the Board of Directors and Lead Independent Director since November 2022. Dr. Papapetropoulos is an experienced biopharmaceutical executive, recognized neuroscientist, neurodegenerative disease clinician and change agent. Since January 2023, Dr. Papapetropolous has served as President, Chief Executive Officer and as a Board Director of Bionomics Inc (NASDAQ: BNOX). Prior to Bionomics, he served as Chief Medical Officer at Vigil, a position he has held since September 2020, where he oversaw all the clinical development and medical functions. Prior to Vigil, Dr. Papapetropoulos served as SVP, Head of Development (CDO) at Acadia Pharmaceuticals Inc. from November 2019 to September 2020, CEO at SwanBio Therapeutics from March 2019 to October 2020, and Head of Research & Development and Chief Medical Officer at Cavion from June 2017 to March 2019. Before Cavion, he held senior/executive positions at Biogen Inc., Allergan plc, Pfizer Inc., and Teva Pharmaceuticals Inc. Dr. Papapetropoulos has overseen a broad spectrum of biopharmaceutical development programs including small molecules, biologics, and gene therapy leading to successful regulatory filings and new product launches worldwide. He holds appointments as Consultant with Massachusetts General Hospital and has been involved in research that led to the characterization of genetic forms of Parkinson’s disease and development of methodologies relating to the quantification of neuromotor function in clinical research settings. Dr. Papapetropoulos has published more than 170 peer reviewed articles and authored several book chapters and patents. Dr. Papapetropoulos received his M.D. and Ph.D. in Greece from the University of Patras, School of Medicine. We believe that Dr. Papapetropoulos’ extensive experience with clinical research and development greatly benefits our Board of Directors.

There are no family relationships between any of our director nominees or executive officers.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The six nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote “FOR” the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted “FOR” the election of each of these director nominees.

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CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Overview

Our Amended and Restated Bylaws (the “Bylaws”) provide that the size of our Board is to be determined by resolution of the Board. Our Board has currently fixed the number of directors at six. Our Board currently consists of six members.

Our common stock is listed on The NASDAQ Capital Market and we comply with The NASDAQ Capital Market’s listing standards on determining the independence of directors. Under these standards, an independent director means a person other than an executive officer or one of our employees or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In evaluating the independence of Mr. John W. Higuchi, we considered the transactions described under “Certain Relationships and Related Transactions – Spriaso LLC Assignment and Services Agreements.”

The Board has nominated Dr. Mahesh V. Patel, Mr. Jeffrey A. Fink, Dr. Richard Dana Ono, Mr. John W. Higuchi. Dr. Jill Jene, and Dr. Spyros Papapetropoulos for election at the Annual Meeting. Mr. Fink, Dr. Ono, Dr. Jene, and Dr. Papapetropoulos are serving as independent directors. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominees as may be designated by the present Board.

We are subject to a number of technological, regulatory, product, legal and other types of risks. The Board and its constituent committees are responsible for overseeing these risks, and we employ a number of procedures to help them carry out that duty. For example, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management. Furthermore, because our Chief Executive Officer serves as a member of our Board, we believe that the Board has a direct channel and better access to insights into our performance, business and challenges.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based upon the position and direction of the Company and the membership of the Board.

The Board currently believes that it is in the best interests of the Company and its stockholders to have a person other than our Chief Executive Officer serve as Chairman of the Board. Our Board believes that separating these roles at this time provides the appropriate balance between strategy development, flow of information between management and the Board, and oversight of management. We believe this structure currently provides guidance for our Board, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders. The Board has the discretion to modify this approach as circumstances change.

The Board has also instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence and enhance its ability to fulfill its management oversight responsibilities. The Chairman and Lead Independent Director:

●	presides over all meetings of the directors, including executive sessions of the independent directors;

●	frequently consults with the CEO about strategic policies;

●	provides the CEO with input regarding Board meetings;

●	serves as a liaison between the CEO and the independent directors; and

●	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

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No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Board Role in Risk Oversight

Our Board of Directors is responsible for overseeing the Company’s management of risk. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the stockholders. The Board of Directors understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. Our Board of Directors maintains an active dialogue with management about existing risk management processes and how management identifies, assesses, and manages the Company’s most significant risk exposures. Our Board expects frequent updates from management about the Company’s most significant risks to enable it to evaluate whether management is responding appropriately.

Our Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Our Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Diversity Matrix

The Company is committed to diversity and inclusion, and believes it is important that the Board is composed of individuals representing the diversity of our communities. The Company seeks nominees with a broad diversity of experience, professions, skills and backgrounds. The Board Diversity Matrix set forth below reports self-identified diversity statistics for the Board, as constituted prior to the Annual Meeting, in the format required by Nasdaq’s rules.

Committees of the Board of Directors

The Board has established an Audit Committee and a Compensation Committee. Each committee operates pursuant to a written charter that may be viewed on our website at www.lipocine.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The Board does not have a Nominating Committee or other committee of the Board that performs similar functions.

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Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm, (ii) approving the services performed by our independent registered public accounting firm and (iii) reviewing and evaluating our accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm, and has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related person transactions are reviewed and approved by the Audit Committee.

Our Audit Committee currently consists of Mr. Fink, Dr. Ono, and Dr. Jene with Mr. Fink serving as the Audit Committee Chairman. The Board has determined that all members of our Audit Committee are independent under the rules of the SEC, The NASDAQ Stock Market Rules and the standards adopted by our Board and that Mr. Fink qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. During the fiscal year ended December 31, 2022, the Audit Committee held five meetings.

Compensation Committee. Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer’s compensation to the Board. The Compensation Committee currently administers our Fourth Amended and Restated 2014 Stock and Incentive Plan. The Compensation Committee may form and delegate any of its responsibilities to subcommittees when appropriate. The Compensation Committee is entitled, at its discretion, to engage a compensation consultant to advise the Compensation Committee. Dr. Patel makes recommendations to the Compensation Committee regarding the compensation of the other executive officers.

Our Compensation Committee currently consists of Dr. Ono, Mr. Fink and Dr. Papapetropoulos with Dr. Ono serving as the Compensation Committee Chairman. The Board has determined that all members of our Compensation Committee are independent under the rules of the SEC, The NASDAQ Stock Market Rules and the standards adopted by our Board. During the fiscal year ended December 31, 2022, the Compensation Committee held one meeting and had multiple informal discussions amongst themselves.

Nominating Committee Functions. Given the relatively small size of our Board of Directors and the desire to involve the entire Board of Directors in nominating decisions, we have elected not to have a separate Nominating Committee. Since we do not have a Nominating Committee, our independent directors, who currently constitute a majority of the Board of Directors, determine the director nominees and recommend the director nominees to the Board of Directors, after which all of the members of the Board of Directors participate in the consideration of director nominees. Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our Board of Directors considers various potential candidates who may come to our attention through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our Board of Directors at any time during the year.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company’s business and technology, educational and professional background, personal accomplishments and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees, and we do not have a formal diversity policy relating to the identification and evaluation of nominees for director, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

The Board has not adopted a formal process for considering director candidates who may be recommended by stockholders. However, our policy is to give due consideration to any and all such candidates. A stockholder may submit a recommendation for director candidates to us at our corporate offices, to the attention of Krista Fogarty. During 2021 and 2022, fees totaling $169,000 for the combined two-year period were paid to a third-party search firm for their services in identifying potential nominees and the successful appointment of two Directors in 2022.

Board Meetings and Attendance at Annual Meetings

The Board held a total of three meetings during 2022. Each incumbent director attended more than 75% of the aggregate of the total number of meetings of the Board held during 2022 and the total number of meetings of all committees of the Board on which that director served during the periods of such service, except for Dr. Jene and Dr. Papapetropoulos who were appointed to the Board in April 2022. Although we do not have a formal policy regarding attendance by directors at our Annual Meeting, we encourage directors to attend.

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Codes of Ethics and Business Conduct

We have adopted a corporate Code of Ethics and Business Conduct, which may be viewed on our website at www.lipocine.com. In addition, a copy of the Code of Ethics and Business Conduct will be provided by us without charge upon request. The Code of Ethics and Business Conduct applies to all our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o Lipocine Inc., Attention: Corporate Secretary, Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. All communications will be relayed to the addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2022. Please refer to our website at www.lipocine.com for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

DIRECTOR COMPENSATION

The following table provides information regarding compensation of non-employee directors who served during 2022. In 2022, each non-employee director received an annual retainer of $35,000; members of the Audit Committee received an additional $5,000 for such service and members of the Compensation Committee received an additional $5,000 for such service. Also, in 2022, the Lead Independent Director received an additional $6,250 for the prorated portion of the year the Lead Independent Director served as such, the Chair of the Audit Committee received $16,500, and the Chair of the Compensation Committee received $10,000. Finally, we reimbursed our directors for reasonable travel expenses incurred in attending the meetings of the Board of Directors during 2022. On June 8, 2022, directors received a stock option award of 22,000 shares of common stock. Each new director appointed in 2022 also received an initial stock option grant to purchase 10,000 shares of common stock of the Company at an exercise price per share equal to the closing price of our common stock on the date of grant.

Director Compensation for 2022

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(6)	Other Compensation ($)	Total ($)
Jeffrey A. Fink (1)	57,750	-	15,687	-	73,435
John W. Higuchi (2)	35,000	-	15,687	-	50,687
Jill Jene (3)	30,000	-	25,010	-	55,010
R. Dana Ono (4)	51,250	-	15,687	-	66,937
Spyros Papapetropoulos (5)	36,250	-	25,010	-	61,260

(1)	As of December 31, 2022, Mr. Fink had 136,000 option awards outstanding.

(2)	As of December 31, 2022, Mr. Higuchi had 307,490 option awards outstanding.

(3)	Reflects pro-rata payment of fees for Dr. Jene who joined the Board on April 11, 2022. As of December 31, 2022, Dr. Jene had 32,000 option awards outstanding.

(4)	As of December 31, 2022, Dr. Ono had 136,000 option awards outstanding.

(5)	Reflects pro-rata payment of fees for Dr. Papapetropoulos who joined the Board on April 11, 2022. As of December 31, 2022, Dr. Papapetropoulos had 32,000 option awards outstanding.

(6)	The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) 718 of awards of stock options made to non-employee directors for the fiscal year ended December 31, 2022 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 2 to our audited financial statements for the fiscal year ended December 31, 2022 included in our Annual Report on Form 10-K filed with the SEC on March 10, 2022.

For the 2023 fiscal year, the Board of Directors has determined that each non-employee director will receive an annual retainer of $55,000, plus an additional $7,500 for members of the Audit Committee and Compensation Committee. Chairs of the Audit Committee and Compensation Committee will also receive an additional $16,500 and $12,500, respectively, and the Lead Independent Director will receive an additional $30,000. In addition to the cash retainers, the Board of Directors also approved a director stock option award of 30,000 shares of common stock to each non-employee director, which the Company expects to grant following the Annual Meeting. In addition, the Board of Directors has authorized an additional payment to Mr. Higuchi in the amount of $6,000 to compensate Mr. Higuchi for his services advising the Board of Directors and the Compensation Committee in connection with their evaluation of the Company’s compensation policies and practices.

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PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

The Audit Committee has engaged the registered public accounting firm of Tanner LLC (“Tanner”) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023. Tanner began auditing our financial statements in the year ended December 31, 2018. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of Tanner to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

PRINCIPAL ACCOUNTANTS

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Tanner for the fiscal years ended December 31, 2022 and 2021:

	2022	2021

Audit fees	$191,031	$178,678

Audit-related fees	-	-

Tax fees	-	-

All other fees	-	-

Total audit and tax fees	$191,031	$178,678

Audit fees consist of Tanner’s fees for services related to their audits of our annual financial statements, audit of effectiveness of internal control over financial reporting, their review of financial statements included in our quarterly reports on Form 10-Q, their review of SEC filed registration statements, and fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as the issuance of consents and comfort letters.

Audit-related fees consist of fees for assurance related services by Tanner that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not considered “audit fees.” We did not incur any fees under this category in 2022 and 2021.

Tax fees consist of advisory services consisting primarily of tax advice rendered by Tanner. We did not incur any fees under this category in 2022 and 2021.

All other fees consist of fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services, if any. We did not incur any fees under this category in 2022 and 2021.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. In 2022, all audit services performed by our independent accountants were pre-approved by our Audit Committee to assure that such services did not impair the auditors’ independence from us.

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Determination of Independence

There were no fees billed by Tanner for non-audit services.

Attendance at Annual Meeting

Representatives from Tanner are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

The proposal to ratify the appointment of Tanner as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023, will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present or represented by proxy and entitled to vote at the Annual Meeting vote in favor of the proposal. Abstentions will have the same effect as negative votes. Because Proposal 2 is a routine matter, we do not expect any broker non-votes with respect to Proposal 2.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Tanner as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed our audited financial statements with our management and has discussed with Tanner the matters required to be discussed by the requirements of the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from Tanner required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with Tanner its independence from us.

Based on its review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for our fiscal year ended December 31, 2022, be included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2022, which was filed on March 10, 2023.

Members of the Audit Committee
Jeffrey A. Fink Dr. Richard Dana Ono Dr. Jill Jene

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PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two, or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2022, compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. In addition, from time to time, the Compensation Committee may, including with the assistance of outside compensation consultants, analyze compensation programs and pay levels of executives at peer companies to ensure that our compensation program is within the norm of general market practices and competitive to attract and retain executive talent.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval of our compensation of our NEOs for the year ended December 31, 2022, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the stockholders of Lipocine Inc. (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of the Proxy Statement for this meeting.”

The vote solicited for Proposal No. 3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

We currently intend to include a stockholder advisory resolution on our executive compensation program at our annual meeting of stockholders each year.

The Board recommends that stockholders vote “FOR” the proposal to approve, on an advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement.

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal NO. 3 to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of February 28, 2023 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the SEC.

Percentage ownership in the table below is based on 88,510,791 shares of common stock outstanding as of February 28, 2023. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of February 28, 2023, are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the stockholder holding such options or warrants but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other stockholder.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Percent
Directors and Named Executive Officers

Dr. Mahesh V. Patel, Ph.D.(1)	2,947,582	3.3%

Krista Fogarty, MAcc(2)	114,723	*

Nachiappan Chidambaram, Ph.D. (3)	419,139	*

John W. Higuchi, M.B.A.(4)	797,548	*

Jeffrey A Fink, M.B.A.(5)	120,562	*

Dr. R. Dana Ono, Ph.D.(6)	124,125	*

Dr. Jill M. Jene, Ph.D., M.B.A.(7)	3,334	*

Dr.Spyros Papapetropoulos, M.D., Ph.D.(8)	25,073	*

All executive officers and directors as a group (10 persons)	4,552,086	5.0%

* Less than 1.0%.

(1)	Includes 1,478,090 shares held (i) by Dr. Patel and (ii) Dr. Patel’s spouse, in addition to 1,469,492 shares Dr. Patel has the right to acquire through the exercise of options within 60 days of February 28, 2023.

(2)	Includes 12,500 shares held by Ms. Fogarty and 102,223 shares Ms. Fogarty has the right to acquire through the exercise of options within 60 days of February 28, 2023.

(3)	Includes 67,138 shares held by Dr. Chidambaram and 352,001 shares Dr. Chidambaram has the right to acquire through the exercise of options within 60 days of February 28, 2023.

(4)	Includes 693,548 shares held by Mr. Higuchi and 104,000 shares Mr. Higuchi has the right to acquire through the exercise of options within 60 days of February 28, 2023.

(5)	Includes 6,562 shares held by Mr. Fink and 114,000 shares Mr. Fink has the right to acquire through the exercise of options within 60 days of February 28, 2023.

(6)	Includes 10,125 shares held by Dr. Ono and 114,000 shares Dr. Ono has the right to acquire through the exercise of options within 60 days of February 28, 2023.

(7)	No shares were held by Dr. Jene as of February 28, 2023, and Dr. Jene has the right to acquire 3,334 shares through the exercise of options within 60 days of February 28, 2023.

(8)	Includes 21,739 shares held by Dr. Papapetropoulos as of February 28, 2023, and 3,334 shares Dr. Papapetropoulos has the right to acquire through the exercise of options within 60 days of February 28, 2023.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding our current executive officers as of February 28, 2023:

Name	Age	Position(s)
Dr. Mahesh V. Patel, Ph.D.	65	President and Chief Executive Officer

Krista Fogarty, MAcc	55	Principal Accounting Officer and Corporate Controller

Dr. Nachiappan Chidambaram, Ph.D.	53	Senior Vice President, Research and Development

Executive Officers

Mahesh V. Patel, Ph.D., is our President and Chief Executive Officer. Dr. Patel’s biographical information can be found under “Directors” above.

Krista Fogarty, MAcc, has served as our Principal Accounting Officer since January 2022 and our Corporate Controller since October 2018. Ms. Fogarty previously served as Chief Financial Officer at Alternative Behavior Strategies, a provider of ABA therapy services from 2017 to 2018, and as Controller and Associate VP Business Operations at Navigen, a pharmaceutical discovery and drug development company, from 2016 to 2017. Prior to that she served as VP Finance at Lineagen, a personal genomics and biotechnology company from 2013 to 2016. Ms. Fogarty also previously served as Corporate Controller at NPS Pharmaceuticals, a biotechnology company. Ms. Fogarty received a B.S. in Accounting from Utah State University and also received a MAcc from Utah State University.

Nachiappan Chidambaram, Ph.D. has served as our Senior Vice President, Research and Development since December 2022 and has over 20 years of product development experience in pharma and biotech. Prior to his promotion, Dr. Chidambaram served as our Vice President, Product Development, since July 2014. Prior to being promoted to Vice President, Product Development, Dr. Chidambaram served in various product development leadership roles with the Company including Associate Director, Product Development, from 2007 to 2014. Prior to joining Lipocine in 2007, Dr. Chidambaram served as the Group Leader at Banner Pharmacaps from 2000 to 2007. He received his Ph.D. in Pharmaceutics from the University of Connecticut in 2000.

Compensation Summary

The following table contains information with respect to the compensation for the years ended December 31, 2022, and 2021 of each individual who acted as our principal executive officer and our two other most highly compensated executive officers or employees during the year ended December 31, 2022. We refer to the employees identified in this table as our “Named Executive Officers”.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
Mahesh V. Patel
President and Chief Executive Officer	2022	494,172	284,943	88,951	15,788	(3)	883,854
	2021	470,640	418,063	195,904	14,975	(3)	1,099,582

Krista Fogarty
Principal Accounting Officer and Corporate Controller (6)	2022	229,305	29,661	28,663	10,150	(4)	297,779

Nachiappan Chidambaram
Senior Vice President, Research and Development	2022	265,749	41,029	33,219	12,200	(5)	352,197
	2021	253,094	102,539	58,528	11,600	(5)	425,761

(1)	Reflects the aggregate grant date fair value of stock option awards computed in accordance with ASC Topic 718 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 9 to our audited financial statements for the fiscal year ended December 31, 2022 included in our Annual Report on Form 10-K filed with the SEC on March 10, 2022.

(2)	Non-equity incentive plan compensation includes cash awards granted at the discretion of the Compensation Committee under our cash bonus plan for achieving certain performance-based criteria.

(3)	Includes $3,588 and $3,375, respectively, in life insurance premiums we paid on behalf of the executive officer in 2022 and 2021 and $12,200 and $11,600, respectively, in 401(k) plan matching contributions in 2022 and 2021.

(4)	Includes $10,150 in 401(k) plan matching contributions in 2022.

(5)	Includes $12,200 and $11,600, respectively, in 401(k) plan matching contributions in 2022 and 2021.

(6)	Ms. Fogarty was promoted to Principal Accounting Officer in January 2022.

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Outstanding Equity Awards at Fiscal Year End

The following table presents for each named executive officer, information regarding outstanding stock options and stock awards held as of December 31, 2022.

	Option grant date	Number of securities underlying unexercised options exercisable(1)		Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date
Mahesh V. Patel, Ph.D.	01/31/2013	136,518	(2)	-	2.81	08/12/2023
	01/31/2013	31,978	(3)	-	2.81	12/16/2023
	01/31/2013	83,421	(4)	-	2.81	07/10/2023
	01/31/2013	10,844	(5)	-	2.81	12/15/2023
	01/31/2013	69,518	(6)	-	2.81	01/31/2023
	12/10/2013	25,000	(7)	-	8.10	12/09/2023
	08/14/2014	105,116	(8)	-	8.43	08/14/2024
	01/05/2016	140,000	(8)	-	12.92	01/05/2026
	12/07/2016	140,000	(8)	-	3.61	12/07/2026
	12/06/2017	150,000	(8)	-	3.52	12/06/2027
	12/04/2018	150,000	(8)	-	1.46	12/04/2028
	01/28/2020	300,000	(8)	-	0.46	01/28/2030
	12/15/2020	69,445	(8)	30,555	1.37	02/15/2030
	01/04/2021	183,334	(8)	91,666	1.43	01/04/2031
	12/07/2021	45,139	(8)	79,861	1.12	12/07/2031
	01/03/2022	95,834	(8)	191,666	1.09	01/03/2032
	12/22/2022	-	(8)	112,500	0.41	12/22/2032
Krista Fogarty	10/22/2018	15,000	(8)	-	1.13	10/22/2028
	12/04/2018	5,000	(8)	-	1.46	12/04/2028
	01/28/2020	25,278	(8)	722	0.46	01/28/2030
	12/15/2020	30,667	(8)	15,333	1.37	12/15/2030
	12/07/2021	15,334	(8)	30,666	1.12	12/07/2031
	12/22/2022	-	(8)	91,850	0.41	12/22/2032
Nachiappan Chidambaram	01/31/2013	13,068	(2)	-	2.81	08/12/2023
	01/31/2013	2,780	(3)	-	2.81	12/16/2023
	01/31/2023	1,390	(5)	-	2.81	12/15/2023
	01/31/2013	11,122	(6)	-	2.81	01/31/2023
	12/10/2013	5,000	(7)	-	8.10	12/10/2023
	08/14/2014	31,000	(8)	-	8.43	08/14/2024
	01/05/2016	25,000	(8)	-	12.92	01/05/2026
	12/07/2016	30,000	(8)	-	3.61	12/07/2026
	12/06/2017	34,000	(8)	-	3.52	12/06/2027
	12/04/2018	34,000	(8)	-	1.46	12/04/2028
	01/28/2020	58,334	(8)	1,666	0.46	01/28/2030
	12/15/2020	70,000	(8)	35,000	1.37	02/15/2030
	12/07/2021	38,500	(8)	77,000	1.12	12/07/2031
	12/22/2022	-	(8)	127,050	0.41	12/22/2032

(1)	The options have not been, and may never be, exercised, and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

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(2)	These options replaced all of the executive officer’s prior stock option grants and were fully vested on the date of grant with a ten-year life.

(3)	Vesting of these stock options were originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. The stock options would vest on December 31st of the calendar year in which the specific milestone is accomplished as determined by the Board of Directors or on June 30, 2014, for any milestone accomplished prior to that date in 2014. Any shares that remained unvested as of June 30, 2014, would expire unless extended by our Board of Directors. Based upon milestones achieved in 2011, the Board of Directors determined that for 2011, 10% of such stock options and stock awards had vested as of December 31, 2011. No milestones were achieved in 2012. In January 2013, the vesting of these stock options was modified such that the stock options and stock awards will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for TLANDO, or (ii) 50% of the unvested portion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. In addition, the option expiration date was extended to the 10-year anniversary of the date of grant. Vesting of these options occurred on February 10, 2014, which was the date of first dosing in the pivotal clinical study for TLANDO.

(4)	This option was fully vested on the date of grant.

(5)	Vesting of this stock option was originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. Based upon milestones achieved in 2012, the Board of Directors determined that for 2012, 30% of such options had vested as of December 31, 2012. In January 2013, the vesting of this stock option was modified such that the stock option will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for TLANDO, or (ii) 50% of the remaining unvested potion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. Vesting of these options occurred on February 10, 2014, which was the date of first dosing in the pivotal clinical study for TLANDO.

(6)	Vesting of the stock option is 1/36th a month over a three-year term.

(7)	Vesting of the stock option is cliff vesting on December 31, 2014.

(8)	Vesting of the stock option is over a three-year term with cliff vesting of one-third at the end year one with the remaining two thirds vesting at 1/24th a month over the next 24 months.

Executive Employment Agreements and Change-in-Control Arrangements

We have entered into employment agreements with the following executive officers: Dr. Mahesh V. Patel, Ms. Krista Fogarty and Dr. Nachiappan Chidambaram. Below is a description of such employment agreements.

Dr. Mahesh V. Patel: The Company has entered into an Employment Agreement with Dr. Mahesh V. Patel, who has served as our President and Chief Executive Officer since 1997. Under the terms of the Employment Agreement between the Company and Dr. Patel, dated January 7, 2014 (the “Dr. Patel Agreement”), Dr. Patel received an initial base salary of $370,800 per year, which has been subsequently increased by the Board to $525,000 per year and is subject to further adjustment by the Board. Dr. Patel will be eligible to participate in the Company’s cash bonus plan. In the event Dr. Patel’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Patel Agreement, Dr. Patel will be entitled to receive, among other severance benefits, up to 104 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

Krista Fogarty: The Company has entered into an Employment Agreement with Ms. Fogarty, who was appointed Principal Accounting Officer of the Company in January 2022. Under the terms of the Employment Agreement between the Company and Ms. Fogarty, dated March 7, 2022, (the “Fogarty Agreement”), Ms. Fogarty received an initial base salary of $235,000 per year, which has subsequently been increased by the Board to $248,000 per year, and is subject to further adjustment by the Board. Ms. Fogarty is eligible to participate in the Company’s cash bonus plan. In the event Ms. Fogarty’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Fogarty Agreement, Ms. Fogarty will be entitled to receive, among other severance benefits, 26 weeks of severance pay at her then-applicable base salary and six months accelerated vesting of all outstanding equity awards.

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Dr. Nachiappan Chidambaram: The Company has entered into an Employment Agreement with Dr. Nachiappan Chidambaram, who currently serves as the Senior Vice President of Research and Development of the Company. Under the terms of the Employment Agreement between the Company and Dr. Chidambaram, dated November 5, 2018 (the “Dr. Chidambaram Agreement”), Dr. Chidambaram received an initial base salary of $234,000 per year, which has been subsequently increased by the Board to $298,000 per year, and is subject to further adjustment by the Board. Dr. Chidambaram is eligible to participate in the Company’s cash bonus plan. In the event Dr. Chidambaram’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Chidambaram Agreement, Dr. Chidambaram will be entitled to receive, among other severance benefits, 26 weeks of severance pay at his then-applicable base salary and six months accelerated vesting of all outstanding equity awards.

Certain Relationships and Related Transactions

Since January 1, 2021, there has not been, nor has there been proposed, any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) 1% of the average total assets of the Company at year end for the past two fiscal years, and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below.

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our Company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Spriaso LLC Assignment and Services Agreements

On July 23, 2013, we entered into assignment/license and services agreements with Spriaso LLC (“Spriaso”), an entity that is majority-owned by Dr. Mahesh V. Patel, Gordhan Patel, John W. Higuchi, Dr. William I. Higuchi, and their affiliates. Dr. Mahesh V. Patel is our President and Chief Executive Officer. Mr. Higuchi is a member of our Board of Directors and Gordhan Patel and Dr. William I. Higuchi, former Board members, were each a member of our Board of Directors at the date the license and agreements were entered into.

Under the assignment agreement, we assigned and transferred to Spriaso all of our rights, title and interest in our intellectual property for the cough and cold field. In addition, Spriaso was assigned all rights and obligations under our product development agreement with a co-development partner. In exchange, we are entitled to receive a potential cash royalty of 20% of the net proceeds received by Spriaso, up to a maximum of $10 million. Spriaso also granted back to us an exclusive license to such intellectual property to develop products outside of the cough and cold field. The assignment agreement will expire upon the expiration of all of Spriaso’s payment obligations thereunder and the expiration of all of the licensed patents thereunder. Spriaso has the right to terminate the assignment agreement with 30 days written notice. We have the right to terminate the assignment agreement upon the complete liquidation or dissolution of Spriaso, unless the assignment agreement is assigned to an affiliate or successor of Spriaso.

The Company also agreed to continue providing up to 10% of the services of certain employees to Spriaso for a period of time. The agreement to provide services expired in 2021; however, it may be extended upon written agreement of Spriaso and the Company. Additionally, Spriaso filed its first New Drug Application in 2014, and as an affiliated entity of Lipocine, it used up the one-time waiver of user fees for a small business submitting its first human drug application to U.S. Food and Drug Administration.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2022, relating to all of our equity compensation plans:

Plan Category	(a) Number of shares to be issued upon exercise of outstanding options(1)	(b) Weighted-average exercise price of outstanding options(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plan approved by stockholders	4,713,862	$2.29	566,661

Equity compensation plans not approved by stockholders	-	-	-

TOTAL	4,713,862	$2.29	566,661

(1)	The balance consists of shares of common stock issuable upon the exercise of outstanding stock options granted under our 2011 Equity Incentive Plan, as amended, and our 2014 Equity and Incentive Plan, as amended. Shares available for issuance under the Fourth Amended and Restated 2014 Equity and Incentive Plan may become subject to stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units or other equity awards, with such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and other limitations as determined by the Compensation Committee.

(2)	The weighted-average exercise price does not take into account shares of common stock issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.

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Pay vs. Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” (“CAP”) and certain performance measures required for Smaller Reporting Companies. The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2022 and December 31, 2021, along with the financial information required for each fiscal year:

Year	Summary Compensation Table Total for CEO ($) (1)(2)	Compensation Actually Paid to CEO ($) (1)(3)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (2)(4)	Average Compensation Actually Paid to Non-CEO NEOs ($) (3)(4)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return ($)	Net Income (in millions) ($)
2022	883,854	538,776	324,988	261,595	29.25	-10.8
2021	1,099,582	930,734	527,231	421,200	72.88	-0.6

(1) For each year shown, the CEO was Mahesh Patel.

(2) Amounts in this column represent the “Total” column set forth in the Summary Compensation Table (“SCT”) on page 21. See the footnotes to the SCT for further detail regarding the amounts in these columns.

(3) The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The Amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP):

	2022		2021
	Mahesh Patel	Average Non-CEO NEOs	Mahesh Patel	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$883,854	324,988	1,099,582	527,231

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(284,943)	$(35,345)	$(418,063)	$(129,395)
Year-end fair value of unvested awards granted in the current year	$106,775	$34,544	$291,558	$44,686
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(115,942)	$(42,060)	$(65,708)	$(18,806)
Fair values at vest date for awards granted and vested in current year	$-	$-	$-	$-
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(50,968)	$(20,532)	$23,365	$(2,516)
Forfeitures during current year equal to prior year-end fair value	$-	$-	$-	$-
Dividends or dividend equivalents not otherwise included in total compensation compensation	$-	$-	$-	$-
Total Adjustments for Equity Awards	$(345,078)	$(63,393)	$(168,848)	$(106,031)

Compensation Actually Paid (as calculated)	$538,776	$261,595	$930,734	$421,200

(4) Non-CEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:

2022: Nachiappan Chidambaram, Krista Fogarty

2021: Nachiappan Chidambaram, Morgan Brown

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Narrative Disclosure: Pay Versus Performance Table

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	Lipocine’s cumulative TSR; and
●	Lipocine’s Net Income

CAP and Cumulative TSR

CAP and Net Income

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PROPOSAL NO. 4
APPROVAL OF an amendment to THE COMPANY’S CErtificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our board of directors without further approval or authorization from our stockholders

The Board of Directors unanimously adopted a resolution on March 7, 2023 seeking stockholder approval to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, which we refer to as the “Reverse Stock Split.” If this proposal is approved by the stockholders, the Board of Directors may subsequently effect, in its sole discretion, the Reverse Stock Split using a split ratio of between, and including, 1-for-5 and 1-for-20 (for example, 1-for-5, 1-for-10, or 1-for-20). Approval of this proposal by the stockholders would give the Board of Directors authority to implement the Reverse Stock Split at any time.

The form of the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached to this proxy statement as Appendix I. The amendment will effect a Reverse Stock Split of the Company’s common stock using a split ratio between, and including, 1-for-5 and 1-for-20, with the actual ratio within this range to be selected by the Board of Directors following stockholder approval. The Board of Directors believes that stockholder approval of a range of potential split ratios (rather than a single split ratio) provides the Board of Directors with the flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split, if approved and implemented, would not have any effect on the authorized number of shares of our common stock or preferred stock. If the stockholders approve this proposal, the Reverse Stock Split will be effected only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the stockholders at that time. In connection with any determination to effect the Reverse Stock Split, the Board of Directors will set the timing for such a split and select the specific ratio from within the range of ratios set forth herein.

In determining which Reverse Stock Split ratio to implement, if any, following the receipt of stockholder approval, the Board of Directors may consider, among other things, factors such as:

●	the historical trading price and trading volume of the Company’s common stock;
●	the then prevailing trading price and trading volume of the Company’s common stock and the anticipated impact of the Reverse Stock Split on the trading market for the Company’s common stock;
●	our ability to continue our listing on the NASDAQ;
●	which of the alternative reverse split ratios would result in the greatest overall reduction in our administrative costs;
●	prevailing general market and economic conditions; and
●	our market capitalization before and after the Reverse Stock Split.

No fractional shares will be issued in connection with the Reverse Stock Split. To avoid the existence of fractional shares of the Company’s common stock, any fractional shares that would otherwise be issued as a result of the Reverse Stock Split will be rounded up to the nearest whole share. Where shares are held in certificated form, the surrender of all old certificate(s) and receipt by American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) of a properly completed and duly executed transmittal letter will be required.

As of February 28, 2023, 88,510,791 shares of the Company’s common stock were issued and outstanding. Based on that number of shares of capital stock issued and outstanding, immediately following the completion of the Reverse Stock Split, and, for illustrative purposes only, assuming a 1-for-10 Reverse Stock Split, we would have approximately 8,851,080 shares of common stock issued and outstanding (without giving effect to the treatment of fractional shares). There are currently no shares of common stock issued and outstanding which would not be affected by the Reverse Stock Split. The actual number of shares outstanding after giving effect to the Reverse Stock Split will depend on the reverse split ratio that is ultimately selected by the Board of Directors. We do not expect the Reverse Stock Split itself to have any immediate economic effect on the stockholders or holders of stock options, except to the extent any fractional shares that would otherwise be issued as a result of the Reverse Stock Split are rounded up to the nearest whole share as discussed in “Exchange Procedures-Fractional Shares” below. However, because the Reverse Stock Split would not have any effect on the authorized number of shares of our common stock or preferred stock, the Reverse Stock Split would increase the ratio between our authorized capital stock and our issued capital stock. This means that, subject to the limits imposed by NASDAQ Stock Market Rule 5635(d), our Board of Directors could issue a relatively larger amount of capital stock without additional action by our stockholders.

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Reasons for the Amendment

Avoid delisting from the NASDAQ Capital Market

On June 7, 2022, we received a letter from the NASDAQ Listing Qualifications Department of the NASDAQ Stock Market LLC notifying us that we were not in compliance with NASDAQ Listing Rule 5550(a)(2), as the minimum bid price for our listed securities was less than $1 for the previous 30 consecutive business days. We had a period of 180 calendar days, or until December 5, 2022, to regain compliance. To regain compliance, during the 180 day period, the bid price of our Common Stock needed to close at $1 or more for a minimum of ten consecutive business days.

On December 6, 2022, we received notification from NASDAQ indicating that we would have an additional 180-day grace period, until June 5, 2023, to regain compliance with the rule referred to in the above paragraph. The Company was eligible for the additional grace period because it met the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the NASDAQ Capital Market with the exception of the bid price requirement, and the Company’s written notice to NASDAQ of its intention to cure the deficiency by effecting a reverse stock split, if necessary.

Our Board of Directors believes that effecting the Reverse Stock Split could be an effective means of ensuring continued compliance with the minimum $1.00 bid price requirement for continued listing of our common stock on the NASDAQ Capital Market and minimize the risk of future delisting from the NASDAQ Capital Market. Assuming stockholders have approved the Reverse Stock Split, we may implement the Reverse Stock Split utilizing a ratio the Board of Directors believes will position us to ensure compliance with the NASDAQ minimum bid price requirements. If, in the future, we again become non-compliant with the minimum bid price requirement, NASDAQ may suspend trading of our common stock on the NASDAQ Capital Market and commence delisting proceedings before we are able to implement the Reverse Stock Split.

While we intend to monitor the average closing price of our common stock and consider available options depending on the trading price of our common stock, no assurances can be made that we will in fact be able to continue to comply and that our common stock will continue to remain listed on the NASDAQ Capital Market. If our common stock is subsequently delisted, we could experience significant negative impacts including affecting our ability to obtain alternative debt or equity financing in order to support our operations. Such delisting could also negatively affect the market price of our common stock, reduce the number of investors willing to hold or acquire our common stock, limit our ability to issue additional securities or obtain additional financing in the future, affect our ability to provide equity awards to our employees, and might negatively impact our reputation and, as a consequence, our business. Moreover, our Board of Directors believes that some potential employees are less likely to work for the Company if we have a low stock price or are no longer listed on the NASDAQ Capital Market, regardless of the size of our overall market capitalization.

If the Reverse Stock Split Proposal is not approved, we will be limited in our efforts to have our common stock traded on the NASDAQ stock exchange. In such event, our operations, financial condition and our ability to continue as a going concern may be materially and adversely affected.

Potentially improve the marketability of our common stock

In addition to establishing a mechanism for the price of our common stock to maintain compliance with NASDAQ’s minimum price requirement, we also believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors. It is our understanding that the current market price of our common stock may affect our acceptability to certain institutional investors, professional investors and other members of the investing public. It is also our understanding that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. However, some investors may view the Reverse Stock Split negatively because it reduces the number of shares of common stock available in the public market.

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Reducing the number of outstanding shares of the Company’s common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of the Company’s common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of the Company’s common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Company’s common stock will increase following the Reverse Stock Split, that the market price of the Company’s common stock will not decrease in the future, or that our common stock will maintain a high enough price per share to permit its continued listing by NASDAQ.

Possible Effects of the Amendment

General

If the Reverse Stock Split is approved and implemented, the principal effect will be to proportionately decrease the number of outstanding shares of the Company’s common stock based on the Reverse Stock Split ratio selected by the Board of Directors. The Reverse Stock Split will not have any impact on the number of shares of our preferred stock outstanding. The Company’s common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Company’s common stock under the Exchange Act, or the listing of the Company’s common stock on the NASDAQ Capital Market. Following the Reverse Stock Split, we expect that the Company’s common stock will continue to be listed on the NASDAQ Capital Market or another market tier administered by NASDAQ under the symbol “LPCN,” although it will have a new CUSIP number.

Proportionate voting rights and other rights of the holders of the Company’s common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described in “Exchange Procedures-Fractional Shares” below. For example, a holder of 2% of the voting power of the outstanding shares of the Company’s common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of the Company’s common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split. If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the Company’s common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board of Directors believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Because the number of authorized shares of our common stock and preferred stock will not be reduced in connection with the Reverse Stock Split, the Reverse Stock Split will increase the Board of Directors’ ability to issue authorized and unissued shares of our common stock or preferred stock without further stockholder action. The issuance of these shares would have a potentially more dilutive effect on our existing stockholders if the Reverse Stock Split is effected, and could also allow the Company to resist a hostile takeover attempt or other changes in management. The Company has not entered into any agreements providing for the issuance of any of the authorized but unissued shares, whether available as a result of the Reverse Stock Split or otherwise, other than to accommodate additional shares of our common stock to be authorized and reserved for future equity awards under our 2014 Amended and Restated Stock and Incentive Plan and for conversion or exercise of existing securities, including the November 2019 and February 2020 Warrants.

The table below sets forth, as of February 28, 2023 and for illustrative purposes only, certain effects of potential reverse stock split ratios of between 1-for-5 and 1-for-20, inclusive, including on our total outstanding common stock equivalents.

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	Common Stock and Equivalents Outstanding Prior to Reverse Stock Split			Common Stock and Equivalents Outstanding Assuming Certain Reverse Stock Split Ratios
	Shares		Percent of Total	1-for-5		1-for-10		1-for-20
Common stock outstanding	88,510,791		91.9%	17,702,159		8,851,080		4,425,540
Common stock underlying warrants	1,934,366	(1)	2.0%	386,874	(2)	193,437	(2)	96,719
Common stock underlying options	5,013,862		5.2%	1,002,773		501,387		250,694
Common stock reserved for issuance under our 2014 Stock and Incentive Plan	814,092		0.8%	162,819		81,410		40,705
Total common stock and equivalents	96,273,111			19,254,625		9,627,314		4,813,658
Common stock available for future issuance	103,726,889			180,745,375		190,372,686		195,186,342

(1) Includes 1,094,030 warrants to purchase shares of our common stock issued as part of the November 2019 Offering (the “November 2019 Warrants”) and 840,336 warrants to purchase shares of common stock issued as part of our February 2020 Offering (the “February 2020 Warrants”).

(2) Includes shares of common stock issuable upon the exercise of the November 2019 Warrants and February 2020 Warrants assuming the specified reverse stock split ratios.

As illustrated by the table above, the Reverse Stock Split would significantly increase the ability of the Board of Directors to issue authorized and unissued shares in the future without further stockholder action. As of December 31, 2022, we had cash and cash equivalents of $32.5 million and total current assets of $37.5 million. However, we believe that we will require additional funding sources to fund our operations. We believe additional funding may be required during 2024. This Proxy Statement does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. We do not have any plans, proposals or arrangements, whether written or oral, to issue and sell any of the newly available shares of common stock resulting from the Reverse Stock Split for general corporate or any other purposes, other than to accommodate additional shares of our common stock to be authorized and reserved for future equity awards under our Amended and Restated 2014 Stock and Incentive Plan and for conversion or exercise of existing securities, including the November 2019 and February 2020 Warrants.

Effect on the Company’s Stock Plans

The Company’s 2011 Equity Incentive Plan and the 2014 Stock and Incentive Plan each provide for proportionate adjustments to the number of shares subject to the applicable plan in the event of a reverse stock split. With respect to outstanding, unexercised awards, the Reverse Stock Split will result in an increase in the applicable price per share corresponding to the ultimate reverse stock split ratio. As of February 28, 2023, the Company had a total of 5,827,954 shares of common stock reserved for issuance pursuant to the Plans, consisting of (i) 5,013,862 shares subject to previously granted awards and (ii) 814,092 shares remaining available for grant.

Should the Reverse Stock Split be effected, each of the above stock plans provides for proportionate adjustments to the number of shares available for issuance and awardable, and as applicable, automatic proportionate adjustments to the shares awarded and the exercise price, grant price or purchase price relating to awards under such plan.

Accordingly, if this proposal is approved by the stockholders and the Reverse Stock Split is implemented by the Board of Directors, upon the filing of an amendment in the form attached as Appendix I to our Certificate of Incorporation with the Delaware Secretary of State, the number of all outstanding equity awards, the number of shares available for issuance and awardable and the exercise price, grant price or purchase price relating to any award under the Company’s stock plans will be proportionately adjusted using the split ratio selected by the Board of Directors (subject to the treatment of fractional shares as described above). The Compensation Committee has also authorized the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our stock plans. For example, if a 1-for-10 reverse stock split is effected, the 814,092 shares that remain available for issuance under the 2014 Stock and Incentive Plan as of February 28, 2023, would be adjusted to 81,410 shares. In addition, the exercise price per share under each stock option would be increased by 10 times, such that upon an exercise, the aggregate exercise price payable by the optionee to the Company would remain the same. For illustrative purposes only, an outstanding stock option for 4,000 shares of common stock, exercisable at $1.00 per share, would be adjusted as a result of a 1-for-10 split ratio into an option exercisable for 400 shares of common stock at an exercise price of $10.00 per share.

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Effect on Authorized but Unissued Shares of Capital Stock

Currently, we are authorized to issue up to a total of 200,000,000 shares of common stock, of which 88,510,791 shares were issued and outstanding as of February 28, 2023. We are also authorized to issue up to 10,000,000 shares of preferred stock, zero of which were issued and outstanding as of February 28, 2023.

The Reverse Stock Split, if approved and implemented, would not have any effect on the authorized number of shares of our common stock or preferred stock. Proportionately, the Reverse Stock Split would increase the ratio between our authorized capital stock and our issued capital stock. This means that, subject to the limits imposed by NASDAQ Stock Market Rule 5635(d), our Board of Directors could issue a relatively larger amount of capital stock without additional action by our stockholders. The issuance of additional shares of our capital stock would dilute the voting and economic rights of our existing stockholders. Additionally, the ability to issue a relatively larger amount of capital stock could allow our Board of Directors to take certain actions which would discourage hostile takeover attempts. The ability to resist takeover attempts could also allow our Board of Directors greater power to resist or delay changes in control or the removal of our management team. Our Board of Directors would consider any takeover attempts and proposed changes in control or management, and would act in accordance with our stockholders’ best interests, as determined by the exercise of the directors’ business judgment.

Effect on Par Value

The certificate of amendment attached as Appendix I does not contemplate any change to the par value of our common stock or preferred stock, which are both currently $0.0001 per share.

Series B Preferred Stock

All shares of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed as of such time in the Initial Redemption. Any outstanding shares of Series B Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) upon the effectiveness of the amendment to the Certificate of Incorporation to effect the Reverse Split.

Reduction in Stated Capital

Upon the effectiveness of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Company’s common stock, which consists of the par value per share of the Company’s common stock multiplied by the aggregate number of shares of the Company’s common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split. Correspondingly, our paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of the Company’s common stock, will be increased by the same amount by which the stated capital is reduced. The stockholders’ equity, in the aggregate, will remain unchanged.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, this transaction is not the first step in a “going private transaction,” within the meaning of Rule 13e-3 of the Exchange Act, and will not produce, either directly or indirectly, any of the effects described in paragraph (a)(3)(ii) of Rule 13e-3.

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Certain Material U.S. Federal Income Tax Consequences

The following paragraphs are intended as a summary of certain U.S. federal income tax consequences to U.S. Holders (as defined below) with respect to the Reverse Stock Split, if effected. This summary does not attempt to describe all possible federal or other tax consequences of such actions nor does it address the particular circumstances of any U.S. Holder of shares of the Company’s common stock. In addition, it does not describe any state, local or non-U.S. tax consequences.

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of shares of the Company’s common stock that are U.S. Holders (as defined below) who hold such stock as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for federal income tax purposes. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis. This discussion does not address all aspects of federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, underwriters, or other financial institutions; (iii) tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding shares of the Company’s common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of the Company’s common stock in connection with employment or other performance of services including pursuant to the exercise of compensatory stock options or the vesting of restricted shares of the Company’s common stock; (xi) persons who hold shares of the Company’s common stock as qualified small business stock within the meaning of Section 1202 of the Code; (xii) U.S. expatriates or former long-term residents of the U.S.; (xiii) holders which own, have owned or will own (directly, indirectly or by attribution) 10% or more of the total vote or value of the Company’s stock; (xiv) holders that are subject to special tax accounting rules with respect to shares of the Company’s common stock; or (xv) holders that are subject to taxing jurisdictions other than, or in addition to, the U.S. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Company’s common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Owners of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisor regarding the U.S. federal income tax consequences arising from and relating to the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the Reverse Stock Split and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of the Company’s common stock that for U.S. federal income tax purposes is: (i) an individual citizen or resident of the United States; (ii) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

This summary does not address the tax consequences of transactions effected prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not such transactions are undertaken in connection with the Reverse Stock Split).

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming such treatment is correct, a U.S. Holder generally should not recognize gain or loss upon the receipt of the Company’s common stock in the Reverse Stock Split except with respect to any additional fractions of a share of the Company’s common stock received as a result of the rounding up of any fractional shares that would otherwise be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the shares of the Company’s common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Company’s common stock surrendered, and such U.S. Holder’s holding period in the shares of the Company’s common stock received should include the holding period in the shares of the Company’s common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of the Company’s common stock surrendered to the shares of the Company’s common stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of the Company’s common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

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As described below in “Exchange Procedures-Fractional Shares,” no fractional shares of the Company’s common stock will be issued as a result of the Reverse Stock Split. Instead, if the Reverse Stock Split would result in a U.S. Holder receiving fractional shares, the number of shares to be issued to such U.S. Holder will be rounded up to the nearest whole share. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of the Company’s common stock are not clear. A U.S. Holder who receives one whole share of the Company’s common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.

Effectiveness of Reverse Stock Split

The Reverse Stock Split, if approved by the stockholders, would become effective as set forth in the filing of a Certificate of Amendment to our Certificate of Incorporation in the form attached as Appendix I with the Secretary of State of the State of Delaware. The exact timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

Exchange Procedures

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted by the Exchange Agent, through the Depository Trust Company’s Direct Registration System (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split.

Exchange of Stock Certificates

If the Reverse Stock Split is effected, stockholders holding certificated shares (i.e., shares represented by one or more physical stock certificates) will be notified and offered the opportunity at their own expense to surrender their current certificates to the Exchange Agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. As soon as practicable after the effectiveness of the Reverse Stock Split, the Exchange Agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificate(s) in exchange for new certificates reflecting the Reverse Stock Split.

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT.

Until surrendered as contemplated herein, a stockholder’s Old Certificate(s) shall be deemed at and after the Effective Time to represent the number of full shares of the Company’s common stock resulting from the Reverse Stock Split. Until stockholders have returned their properly completed and duly executed transmittal letter and surrendered their Old Certificate(s) for exchange, stockholders will not be entitled to receive any other distributions, if any, that may be declared and payable to holders of record following the Reverse Stock Split.

Any stockholder whose Old Certificate(s) have been lost, destroyed or stolen will be entitled to new shares in book-entry form only after complying with the requirements that we and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

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Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we do not expect to issue book-entry shares or certificates representing fractional shares. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares. Where shares are held in certificated form, the surrender of all Old Certificate(s) and receipt by the Exchange Agent of a properly completed and duly executed transmittal letter will also be required.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split described in this proposal, and we will not independently provide the stockholders with any such rights.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal, except to the extent of their ownership of shares in our common stock or any other of our securities.

Vote Required

The affirmative vote of a majority of the voting power of the outstanding shares of common stock on the record date is required to approve the amendment of the Company’s Certificate of Incorporation to effect the Reverse Stock Split at a split ratio between, and including, 1-for-5 and 1-for-20, as will be selected by the Board of Directors prior to the time of filing such a certificate of amendment with the Delaware Secretary of State. The holders of common stock have the right to cast one (1) vote per share of common stock on this proposal. The holders of Series B Preferred Stock have the right to cast 1,000,000 votes per share of Series B Preferred Stock on this proposal (the “Supermajority Voting Rights”), provided that such votes must be counted by the Company in the same proportion as the aggregate shares of common stock voted on the proposal. These Supermajority Voting Rights mean that the Reverse Stock Split Proposal could be approved if a majority of the shares of common stock voted at the Annual Meeting vote in favor of the Reverse Stock Split Proposal, even if less than a majority of the outstanding shares of common stock vote in favor of the Reverse Stock Split Proposal.

Because the affirmative vote of holders of a majority of voting power of the shares of the Company’s common stock is required for this proposal, abstentions will have the same effect as votes against this proposal. We believe this proposal is considered a “routine” matter under applicable stock exchange rules, and we expect your broker will have discretion to vote your shares on the Reverse Stock Split Proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

The Board of Directors recommends that you vote “FOR” the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-five and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization from our stockholders.

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PROPOSAL NO. 5
ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT VOTES IN FAVOR OF THE FOREGOING PROPOSALS

Overview

The Board believes that if the number of shares of the Company’s common stock and Series B Preferred Stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve the Reverse Stock Split Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority in voting power of the votes to be cast by holders of our common stock and Series B Preferred Stock, as counted to mirror the common stock votes cast, will vote against the Reverse Stock Split Proposal, we could adjourn or postpone the Annual Meeting without a vote on the Reverse Stock Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal.

Vote Required

The approval of the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals requires the affirmative vote of holders of our common stock and Series B Preferred Stock, voting together in a single class, representing a majority of the shares of common stock and Series B Preferred Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Because this proposal is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

Recommendation

The Board of Directors recommends that you vote “FOR” the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals.

OTHER MATTERS

Other Business

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the proxy holders intend to vote the shares they represent as the Board may recommend.

Annual Report on Form 10-K

On March 10, 2023, we filed our Annual Report on Form 10-K for the year ended December 31, 2022. A copy of the Annual Report on Form 10-K has been made available with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

Stockholder Proposals

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Proxy Statement for our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than November 29, 2023, which is 120 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the 2023 Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

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Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2024 Annual Meeting, a stockholder’s notice must be delivered or mailed to and received by us between January 11, 2024, and February 10, 2024. However, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the one hundred twentieth 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

The proxies to be solicited by us through our Board for our 2024 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal no later than February 12, 2024, which is 45 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the 2023 Annual Meeting.

Stockholder proposals must be in writing and should be addressed to c/o Lipocine Inc., Attention: Corporate Secretary, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

By Order of the Board of Directors

Mahesh V. Patel, Ph.D.

President and Chief Executive Officer

March ___, 2023

Salt Lake City, Utah

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APPENDIX I

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

LIPOCINE INC.

Lipocine Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of this corporation is Lipocine Inc. and the date on which the Amended and Restated Certificate of Incorporation of the Company was originally filed with the Secretary of State of the State of Delaware was July 24, 2013 (the “Amended and Restated Certificate of Incorporation”).

SECOND: The Board of Directors of the Corporation has duly adopted resolutions proposing and declaring advisable that the Amended and Restated Certificate of Incorporation be amended as set forth herein and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

THIRD: Article IV of the Amended and Restated Certificate of Incorporation is hereby amended to add the following paragraph at the end of Article IV as a new paragraph D:

D. Upon the effectiveness of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation adding this paragraph D (the “Effective Time”), each five to twenty shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.0001 per share, without any further action by the Company or the holder thereof, the exact ratio within the five to twenty range to be determined by the Board of Directors of the Company prior to the Effective Time and publicly announced by the Corporation, subject to the treatment of fractional share interests as described below (such combination, the “Reverse Stock Split”). No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share; provided, that where shares are held in certificated form, the surrender of a stockholder’s Old Certificates (as defined below) will be required. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional share interests as described above.

FOURTH: On [__], 2023, the Board of Directors of the Company determined that each [__] ([__]) shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid, and non-assessable share of Common Stock, par value $0.0001 per share. The Company publicly announced this ratio on [__], 2023.

FIFTH: The foregoing amendment has been duly approved by the board of directors of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SIXTH: The foregoing amendment has been duly approved by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SEVENTH: This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall become effective at 5:00 pm Eastern Time on [__], 2023.

IN WITNESS WHEREOF, Lipocine Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer on this ____ day of _____________, 2023.

LIPOCINE INC.

By:
Mahesh V. Patel
President and CEO

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